Exhibit 99.1
Chris Lafond Chief Financial Officer

Our Business RESEARCH EVENTS CONSULTING SALES PROPRIETARY ANALYTICS AND DATA ANALYSTS

Attractive Business Model Gartner's Financial Strength Target double-digit revenue and EPS growth over the long-term Vast, untapped market opportunity High incremental gross contribution margins Recurring, predictable Research revenue with annual subscription model and high retention rates Strong cash flow and balance sheet Diverse, global customer base with 47% of revenues outside of U.S. Track record of success

Business Model Notes: * 2004 figures re-stated to reflect impact of Equity Compensation expense - impact as follows: Research 1 pt, Events 0 pt, Consulting 1 pt, Sales & Marketing 0 pt, G&A 1 pt, EBITDA 2 pt Gross Contribution Margin 65% 60% 70% Research 41% 52% 50% Events 39% 35% 40% Consulting 2009 2004 Incremental Margin % of Revenue SG&A 42% 40% Normalized EBITDA 17% 10%

Strong Cash Flow Profile and Balance Sheet Up-front billing for majority of research contracts Improved cash collection efficiency Non-capital intensive business Cash used for share repurchase and acquisitions Low debt level

Consistent Growth Strategy The Goals We Set in 2005 Focus on growing the Research business Effectively manage the Events portfolio Improve the productivity and profitability of the Consulting business while investing for future growth Leverage G&A infrastructure Drive shareholder value through the evolution of our capital structure

Consistent Growth Strategy Extraordinary Research Insight Strong Sales Capability High Value Differentiated Offerings Performance-driven Leadership Team Continuous Improvement and Innovation World-Class Service

Consistent Growth Strategy The Goals We Set in 2005 Focus on growing the Research business Effectively manage the Events portfolio Improve the productivity and profitability of the Consulting business while investing for future growth Leverage G&A infrastructure Drive shareholder value through the evolution of our capital structure

Proven Sales Strategy Delivering Results 2004 2004 2004 2004 $509M 58K 8,720 Contract Value Quota Bearing Headcount Research Client Organizations Average Contract Value per Organization 443 $784M 75K 10,492 942 2009 2009 2009 2009 Note: 2009 data does not include AMR Research and Burton Group

Consistent Growth Strategy The Results We Delivered: Revenue Growth (a) Restated to exclude results of Vision Events 2004 2005 2006 2007 2008 868.73 964.14 1037.299 1168.475 1279.065 Total Revenue (a) $ in millions CAGR = 10% (a) Restated to exclude results of Vision Events 2004 2005 2006 2007 2008 113.302 126.475 146.4119621 160.065 150.08 2004 2005 2006 2007 2008 259.4188 301.074 305.231 325.03 347.404 Consulting Revenue $ millions Events Revenue (a) $ millions CAGR = 8% CAGR = 7% 2004 2005 2006 2007 2008 480.4856 523.033 571.217 673.335 773.257 Research Revenue $ millions CAGR = 13%

Consistent Growth Strategy The Results We Delivered: Earnings Growth 2004 2005 2006 2007 2008 102.728 100.334 150.3464695 190.387 213.464 Normalized EBITDA (a) $ in millions CAGR = 20% 2004 2005 2006 2007 2008 0.09 -0.05 0.47 0.65 0.98 EPS from Continuing Operations (a) CAGR = 82% (a) Restated to exclude results of Vision Events. See the attached Glossary for the definition of Normalized EBITDA, and cautionary statement regarding this non-GAAP financial measure

Consistent Growth Strategy The Results We Delivered: Cash Flow Growth 2004 2005 2006 2007 2008 48.2007 27.122 106.264 148.335 184.35 2004 2005 2006 2007 2008 23.0967 4.766 85.151 124.163 160.018 2004 2005 2006 2007 2008 25.104 22.356 21.113 24.172 24.332 Cash From Operations $ in millions Free Cash Flow $ in millions Capital Expenditures $ millions CAGR = 40% CAGR = 62% CAGR = -1% Note: See the attached Glossary for the definition of Free Cash Flow, and cautionary statement regarding this non-GAAP financial measure

Consistent Growth Strategy The Results We Delivered: Shares Reduced 2003 2004 2005 2006 2007 2008 129.9 111.2 113.8 102.6 98.8 93.7 Basic Shares Outstanding In millions - at Year End 2003 2004 2005 2006 2007 2008 31.7 25.9 18.3 16.2 14.1 11.2 Equity Plan Shares Outstanding In millions - at Year End Shares Outstanding reduced by 28% Equity Plan shares reduced by 65%

2009: Successfully Managed Business Through Challenging Macro Environment Quickly executed cost reduction actions Reduced costs and expenses by over $70 million (FX neutral) Discontinued 18 less profitable and non-strategic events Reduced capital spending Continued focused investment for long-term growth Selectively invested in sales force growth Maintained analyst headcount Continued product development efforts Acquired AMR Research and Burton Group in December

2009: Successfully Managed Business Through Challenging Macro Environment Business trends improved in second half Fourth quarter trends accelerated Research new business up 53% sequentially and 23% YoY New enterprises up 61% sequentially and 36% YoY Client and wallet retention improved significantly Total contract value grew 6% sequentially Attendance at ongoing events increased YoY Consulting backlog grew 7% sequentially

2004 2005 2006 2007 2008 2009 0.09 -0.05 0.47 0.65 0.98 0.85 Financial Results Demonstrate Success Total Revenue (1) $ in millions 2005 - 2008 data is restated to exclude results of Vision Events See the attached Glossary for a discussion of Normalized EBITDA Contract Value $ in millions Normalized EBITDA (1)(2) $ in millions EPS from Continuing Operations(1) 2004 2005 2006 2007 2008 2009 509 593 640 753 834 784 103 100 150 190 213 191 0 50 100 150 200 250 2004 2005 2006 2007 2008 2009 869 964 1,037 1,168 1,279 1,140 700 875 1,050 1,225 1,400 2004 2005 2006 2007 2008 2009

Financial Results Demonstrate Success Cash Flow Growth Cash From Operations $ in millions Free Cash Flow $ in millions Note: See the attached Glossary for the definition of Free Cash Flow, and cautionary statement regarding this non-GAAP financial measure 48 27 106 148 184 162 0 50 100 150 200 2004 2005 2006 2007 2008 2009 23 5 85 124 160 147 0 50 100 150 200 2004 2005 2006 2007 2008 2009

(1) Includes $58 - 62 million in projected revenue from the acquisitions of AMR Research and Burton Group, net of fair value adjustments on pre-acquisition deferred revenue totaling $4 million. 2010: Return to Growth ($ in millions) Research $ 845 - 865 12% - 15% 10% - 13% Consulting 300 - 315 5% - 10% 3% - 8% Events 104 - 109 4% - 9% 2% - 7% Total Revenue (1) $1,249 - 1,289 10% - 13% 8% - 11% 2010 Projection FX Neutral Reported

Includes $0.00 - $0.02 per share in projected income from the acquisitions of AMR Research and Burton Group. Reflects year-over-year comparisons excluding the impact of the $0.05 per share non-recurring tax benefit recorded in 2009. See the attached Glossary for a discussion of Normalized EBITDA, Acquisition and Integration Charges, Income Per Share, Excluding Acquisition and Integration Charges, Cash Acquisition and Integration Charges, and Free Cash Flow. Includes $2 - 4 million in projected Normalized EBITDA from the acquisitions of AMR Research and Burton Group and excludes a projected $29 - 30 million in pre-tax stock based compensation expense. 2010: Return to Growth ($ in millions, except per share amounts) $208 - 223 Normalized EBITDA (3)(4) 9% - 17% $0.91 - $1.03 Income Per Share, Excluding Acquisition & Integration Charges (1)(3) 5% - 18% 11% - 26% Income Per Share (1) $0.74 - $0.87 Acquisition & Integration Charges (3) (13%) - 2% (8%) - 9% $0.17 - $0.16 Cash provided by operating activities Capital Expenditures Cash Acquisition & Integration Charges (3) Free Cash Flow (3) $162 - 182 0% - 12% 8 - 8 (15) - (20) $155 - 170 6% - 16% 2010 Projection Adjusted (2) Reported

AMR and Burton: Financial Impact We expect the acquisitions of AMR and Burton to be highly accretive over time (1) 2011 projections are as of December 31, 2009. Note: See the attached Glossary for a discussion of Acquisition and Integration Charges and Income Per Share, Excluding Acquisition and Integration Charges 2010 Projected 2011 Projected (1) Impact on Income Per Share ($0.17) - ($0.14) $0.01 - $0.07 Acquisition and Integration Charges $0.17 - $0.16 $0.07 - $0.05 Impact on Income Per Share, Excluding Acquisition and Integration Charges $0.00 - $0.02 $0.08 - $0.12

2010 Quarterly Phasing - Revenue Research revenue driven by retention rates and timing of new business Balanced renewals with 26% in Q1 Fourth quarter is historically the largest for new business Events revenue recognized when conferences delivered Symposium Series in Q4 drives phasing 9 events in Q1 2010 vs. 12 in Q1 2009 Consulting revenue is seasonal Q2 and Q4 slightly higher volume quarters Q1 expected to be 22% of full year revenue

2010 Quarterly Phasing - Revenue Approximate revenue phasing in 2010: Research Consulting Events Q1 Q2 Q3 Q4 23% 27% 25% 25% 22% 25% 24% 29% 12% 24% 14% 50% Above based on midpoint of revenue guidance

2010 Quarterly Phasing - Expense Quarterly fluctuations in cost of services driven primarily by the conference schedule in our Events business Higher Research and Sales expenses in Q4 related to Symposia and year-end sales support activities G&A is less seasonal

Sales, G&A and Other Expenses Depreciation driven by capital spending of $15 million in '09 and $24 million in '08 Interest expense reduced with lower debt levels Other income/expense is primarily transaction FX gains/losses Tax rates expected to remain between 32 and 33%

2010 Quarterly Phasing - Earnings Approximate income per share excluding acquisition and integration charges: Q1 Q2 Q3 Q4 20% 40% 20% 20% Above based on the midpoint of guidance Based upon business conditions the Company may accelerate or postpone expenses throughout the year which could shift earnings between quarters

2010: Return to Growth CV at 1/1/10 Expect double-digit growth in 2010 AMR and Burton CV at 1/1/10 $855M 2010 FX Revaluation Reported CV at 12/31/09: $784M

Long-Term Financial Objectives Note: See the attached Glossary for the definition of Normalized EBITDA, and cautionary statement regarding this non-GAAP financial measure Total Revenue Growth 11 - 16% Research 15 - 20% Consulting 3 - 8% Events 5 - 10% Normalized EBITDA* margin improvement 0 - 100 bps per year Tax Rate 32 - 33% Capital Spending $30 - 35 * Excludes equity compensation expense Annual

Gartner's Financial Strength Vast, untapped market opportunity High incremental contribution margins Recurring, predictable Research revenue with annual subscription model and high retention rates Strong cash flow and balance sheet Diverse, global customer base with 47% of revenues outside of U.S. Track record of success Target double-digit revenue and EPS growth over the long-term

Q&A

Why Invest in Gartner? Strong value proposition Vast, untapped opportunity Attractive business model Double-Digit Long Term Growth Strategy, programs and leadership team in place

Glossary

Non-GAAP Financial Measures

Investors are cautioned that Income Per Share Excluding Acquisition and Integration Charges, Normalized EBITDA and Free Cash Flow are not financial measures under generally accepted accounting principles. In addition, they should not be construed as alternatives to any other measures of performance determined in accordance with generally accepted accounting principles. These non-GAAP financial measures are provided to enhance the user's overall understanding of the Company's current financial performance and the Company's prospects for the future.

Income Per Share Excluding Acquisition and Integration Charges: **Represents diluted income per share excluding charges related to the acquisitions of AMR Research and Burton Group, which primarily consist of amortization for identifiable intangibles, fair value adjustments on pre-acquisition deferred revenue and certain non-recurring costs such as severance and other exit costs ("Acquisition and Integration Charges"). We believe Income Per Share Excluding Acquisition and Integration Charges is an important measure of our recurring operations as it excludes items that may not be indicative of our core operating results.**

Normalized EBITDA: **Represents operating income excluding depreciation, accretion on obligations related to excess facilities, amortization, stock based compensation expense, Acquisition and Integration Charges, and Other charges. We believe Normalized EBITDA is an important measure of our recurring operations as it excludes items that may not be indicative of our core operating results.**

Reconciliation of Normalized EBITDA to GAAP

($ in millions)	2004	2005	2006	2007	2008	2009
Net income (loss)	**$17**	**($2)**	**$58**	**$74**	**$104**	**$83**
Interest expense, net	1	11	17	22	19	16
Other (income) expense, net	7	9	1	(3)	1	3
Discontinued operations (1)	(5)	(4)	(4)	(3)	(7)	-
Tax provision	16	7	26	40	48	33
Operating income (1)	**$36**	**$20**	**$ 98**	**$129**	**$164**	**$134**
Normalizing adjustments:						
Depreciation, accretion and amortization	31	36	34	28	28	28
META integration charges	-	15	1	-	-	-
Other charges	36	29	-	9	-	-
SFAS No. 123(R) stock compensation expense	-	-	17	24	21	26
Acquisition and Integration Charges						3
Normalized EBITDA (1)	**$103**	**$100**	**$150**	**$190**	**$213**	**$191**

(1) Data reflects the reclassification of the Company's former Vision Events business as a discontinued operation.

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Gartner

Glossary Non-GAAP Financial Measures Free Cash Flow: Represents cash provided by operating activities excluding cash charges related to the acquisitions of AMR Research and Burton Group, which primarily consist of certain non-recurring costs such as severance and other exit costs ("Cash Acquisition and Integration Charges"), less additions to property, equipment and leasehold improvements ("Capital Expenditures"). We believe that Free Cash Flow is an important measure of the recurring cash generated by the Company's core operations that is available to be used to repurchase stock, repay debt obligations and invest in future growth through new business development activities or acquisitions. Reconciliation of Free Cash Flow to GAAP ($ in millions) 2004 2005 2006 2007 2008 2009 Cash provided by operating activities $48 $27 $106 $148 $184 $162 Acquisition and Integration Costs - - - - - - Additions to property, equipment and leasehold improvements (25) (22) (21) (24) (24) (15) Free Cash Flow $23 $5 $85 $124 $160 $147